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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 1998



                                 SOUTHDOWN, INC.
             (Exact name of registrant as specified in its charter)


         Louisiana                      1-6117                   72-0296500
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)


             1200 Smith Street
                Suite 2400
              Houston, Texas                               77002
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 650-6200







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


Item 2.       ACQUSITION OF ASSETS

         On June  30,  1998,  Southdown,  Inc.  (the  "Company")  concluded  the previously reported proposed merger transaction with Medusa Corporation ("Medusa"). Medusa was merged with a wholly-owned subsidiary of the Company in a merger pursuant to which each outstanding Medusa common share was converted into the right to receive .88 shares of Company common stock and Medusa became a wholly-owned subsidiary of the Company. A total of 14,689,484 shares of the Company's common stock were issued for all of the outstanding common stock of Medusa. In addition, outstanding Medusa employee stock options were converted at the same exchange ratio into options to purchase approximately 522,000 shares of Company common stock. The merger constituted a tax-free reorganization and has been accounted for as a pooling of interests under Accounting Principles Board Opinion No. 16.

         In connection with the Medusa transaction, immediately following the merger Messrs. R.S. Evans and George E. Uding, Jr., formerly Chairman and Chief Executive Officer and President and Chief Operating Officer, respectively, of Medusa, became directors of the Company. Medusa produces and sells portland and masonry cements with a total of four cement plants located in Michigan, Georgia, Alabama and Pennsylvania. The combined cement manufacturing capacity of the Medusa plants is approximately 3.7 million short tons, serving markets in portions of the Great Lakes, the southeast and the western Pennsylvania/northeastern Ohio regions of the United States. Medusa also mines, processes and sells construction and specialty aggregates and provides construction services for highway safety, all conducted principally in the eastern half of the United States.

Item 5.       OTHER EVENTS

          On June 19, 1998, the Company held its 1998 Annual Meeting of Shareholders. At the Annual Meeting, shareholders approved proposals to (i) amend the Company's Restated Articles of Incorporation, as amended, to increase the authorized number of shares of common stock, $1.25 par value, of the Company from 40 million to 200 million; (ii) issue shares of Company common stock in a merger in which each outstanding common share of Medusa was converted into a right to receive .88 shares of the Company's common stock (together with associated preferred stock purchase rights) and Medusa became a wholly-owned subsidiary of the Company; (iii) elect one director as a member of Class II and four directors as members of Class I to the Company's Board of Directors to serve until the 1999 and 2001 Annual Meetings of Shareholders, respectively, and until their successors are duly elected and have qualified; (iv) amend the Company's 1989 Stock Option Plan to increase the number of shares of Company common stock available for grant thereunder from 2 million to 5 million; (v) amend the Company's 1989 Stock Option Plan to impose an annual limit on the number of options that may be awarded to any one person in order to comply with applicable federal income tax requirements; and (vi) appoint Deloitte & Touche LLP as the independent auditors of the books and accounts of the Company for the year ending December 31, 1998.

          The votes of the shareholders of the Company on these proposals were as follows:

         (1) With respect to the approval of the amendment to the Restated Articles of Incorporation to increase the number of authorized shares of common stock from 40 million to 200 million:

                  For              Against          Abstain
                  ---              -------          -------
                  17,195,420       984,752          49,253


         (2) With respect to the approval of issuance of shares of Company common stock in a merger in which each outstanding common share of Medusa was converted into the right to receive .88 shares of Company common stock and Medusa became a wholly-owned subsidiary of the Company:

                  For               Against          Abstain
                  ---               -------          -------
                  17,719,296        479,659          30,470

         (3) With respect to the election of the following persons to the Board of Directors of the Company to serve until the Annual Meetings of Shareholders to be held in 1999 and 2001, respectively, and until their successors have been elected and qualified:

                  Nominee                   For            Withheld
                  -------                   ---            --------
                  Class II Director:
                  J. Bruce Tompkins         20,708,297       108,627

                  Class I Directors:
                  K. L. Huger, Jr.          20,708,416       108,508
                  David J. Tippeconnic      14,900,045     5,916,879
                  V. H. Van Horn III        20,708,848       108,076
                  Steven B. Wolitzer        20,414,785       402,139

                  (4) With  respect to the  approval of an amendment to the 1989
                  Stock  Option  Plan  that   increases  the  number  of  shares
                  available for grant from 2 million to 5 million shares:

                  For                Against           Abstain
                  ---                -------           -------
                  13,202,268         4,976,680         50,476

         (5) With respect to the approval of an amendment to the 1989 Stock Option Plan that imposes a limit on the size of the annual grant to any one person to comply with applicable federal income tax requirements:

                  For                Against           Abstain
                  ---                -------           -------
                  20,541,275         238,534           37,115

         (6) With respect to the approval of the appointment of Deloitte & Touche LLP as independent auditors of the books and accounts of the Company for the year ending December 31, 1998:

                  For                Against           Abstain
                  ---                -------           -------
                  20,775,326         20,338            21,260

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial   statements  -  Pursuant  to  Regulation  S-X,  the
                  historical audited financial statements for the two most recent fiscal years and the unaudited financial statements for the interim period subsequent to the latest balance sheet presented of the business acquired as described in Item 2 above are hereby incorporated by reference, pursuant to Rule 12b-23, from Medusa's Annual Report on Form 10-K for the year ended December 31, 1997 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 as filed with the Securities and Exchange Commission on March 27, 1998 and April 24, 1998, respectively.

         (b) Pro forma financial statements - The pro forma combined financial statements pursuant to Regulation S-X as described in response to Item 2 above are hereby incorporated by reference, pursuant to Rule 12b-23, from the Company's Registration Statement on Form S-4 (No. 333-49161), as amended at the time it became effective.

         (c) Exhibits - The following documents are filed as exhibits to this Current Report:

            Exhibit
            Number                                 Description of Exhibit

            *23.1 Consent of Deloitte & Touche LLP, independent auditors for Medusa Corporation, to the incorporation by reference in the Company's Current Report on Form 8-K as filed herewith of the auditors' reports dated January 26, 1998 (March 18, 1998 as to Notes Q and R) contained in the Annual Report on Form 10-K of Medusa Corporation insofar as such reports relate to the financial statements and schedules of Medusa Corporation for the year ended December 31, 1997.

            *23.2     Consent of Deloitte & Touche LLP, independent auditors for
                      Medusa Corporation, to the  incorporation   by  reference
                      in the Company's Registration Statement No. 33-23328 on Form S-8, Registration Statement No.33-35011 on Form S-8, Registration Statement No. 33-45144 on Form S-8 and Registration Statement No. 33-16517 on Form S-3, of the auditors' reports dated January 26, 1998 (March 18, 1998 as to Notes Q and R) appearing in the Annual Report on Form 10-K of Medusa Corporation for the year ended December 31, 1997.

             99.1 Audited financial statements of Medusa Corporation for the fiscal years ended December 31, 1997 and 1996 - incorporated by reference from Medusa's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

             99.2 Unaudited financial statements of Medusa Corporation for the quarterly periods ended March 31, 1998 and 1997 - incorporated by reference from Medusa's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

             99.3 Pro forma combined balance sheet at March 31, 1998 and pro forma combined statements of earnings for the three months ended March 31, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995 - incorporated by reference from pages F-1 to F-9 in the Company's Registration Statement on Form S-4 (No. 333-49161), as amended at the time it became effective.

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* Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SOUTHDOWN, INC.
                                  (Registrant)



Date:  July 15, 1998              By:            PATRICK S. BULLARD
                                     -------------------------------------------
                                                 Patrick S. Bullard
                                  Vice President - General Counsel and Secretary

                                                   EXHIBIT INDEX



            Exhibit
            Number                                 Description of Exhibit

            *23.1 Consent of Deloitte & Touche LLP, independent auditors for Medusa Corporation to the incorporation by reference in the Company's Current Report on Form 8-K as filed herewith of the auditors' reports dated January 26, 1998 (March 18, 1998 as to Notes Q and R) contained in the Annual Report on Form 10-K of Medusa Corporation insofar as such reports relate to the financial statements and schedules of Medusa Corporation for the year ended December 31, 1997.

            *23.2     Consent of Deloitte & Touche LLP, independent auditors for
                      Medusa Corporation, to the  incorporation   by  reference
                      in the Company's Registration Statement No. 33-23328 on Form S-8, Registration Statement No.33-35011 on Form S-8, Registration Statement No. 33-45144 on Form S-8 and Registration Statement No. 33-16517 on Form S-3, of the auditors' reports dated January 26, 1998 (March 18, 1998 as to Notes Q and R) appearing in the Annual Report on Form 10-K of Medusa Corporation for the year ended December 31, 1997.

             99.1 Audited financial statements of Medusa Corporation for the fiscal years ended December 31, 1997 and 1996 - incorporated by reference from Medusa's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

            99.2 Unaudited financial statements of Medusa Corporation for the quarterly periods ended March 31, 1998 and 1997 - incorporated by reference from Medusa's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

             99.3 Pro forma combined balance sheet at March 31, 1998 and pro forma combined statements of earnings for the three months ended March 31, 1998 and 1997 and for the years ended December 31, 1997, 1996 and 1995 - incorporated by reference from pages F-1 to F-9 in the Company's Registration Statement on Form S-4 (No. 333-49161), as amended at the time it became effective.


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* Filed herewith.